AGREEMENT TO TERMINATE OPTION AGREEMENT

THIS AGREEMENT TO TERMINATE OPTION AGREEMENT (this "Agreement") is entered into as of December 31, 2009, by and among Tongchuan Suoke Clean Energy Co., Ltd. ("Party A"), Shaanxi Suo'ang Biological Science & Technology Co., Ltd. ("Party B"), and shareholders holding the equity interests of Party B ("Shareholders" and with Party A, Party B and Chairman collectively referred to as the "Parties"). Sino Clean Energy, Inc. ("the Company"), is made a party to this Agreement for the sole purpose of acknowledging the Agreement.

WHEREAS, in connection with a certain Consulting Services Agreement dated as of August 18, 2006 and its amendment dated June 30, 2009 (the "Consulting Agreement"), Party A entered into an Option Agreement and its amendment dated as of even date therewith, respectively (the "Option Agreement") with Party B and the Shareholders;

WHEREAS, Party A and Party B, as the date hereof, have entered into an agreement to terminate the Consulting Agreement (the "Termination Agreement"), whereby Party A and Party B has terminated the Consulting Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the Parties agree as follows:

A. **TERMINATION OF THE OPTION AGREEMENT**.

(1) Party A, Party B and Shareholders hereby unanimously agree to terminate the Option Agreement.

B. **GOVERNING LAW**. This Agreement shall be governed and construed under the laws of the People's Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

C. **COUNTERPARTS**. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

PARTY A:

Longchuan Suoke Clean Energy Co., Ltd.

By: ______________________
Name: REN Baowen
Title: Director

PARTY B:

Shaanxi Suo'ang Biological Science & Technology Co., Ltd.

By: ______________________
Name: REN, Baowen
Title: Chairman

SHAREHOLDERS

Shaanxi Hanzhong Lan Chao Clothes Group Co., Ltd.

By: ____________

____

REN Baowen

____

ZHANG Wenjie

____

YAO Leping

____

YANG Feng

____

YAO Yongsheng

____

QU Fuxiu

____

LEI Yuan

____

YONG Shanqing

____

REN Wenxia

____

ZHEN Ling

WANG Li

YANG Yuejun

ACKNOWLEDGED BY

Sino Clean Energy, Inc.

By: ____________

Name: REN, Baowen

Title: Chairman